UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of earliest event reported):

October 1, 2014

WORLD OMNI AUTOMOBILE LEASE SECURITIZATION TRUST 2014–A

 (Issuing Entity with respect to Securities)

WORLD OMNI FINANCIAL CORP.

(Sponsor with respect to Securities)

WORLD OMNI AUTO LEASING LLC

(Depositor with respect to Securities)

Delaware

(State or other jurisdiction of incorporation or organization)

333-178682-04

(Commission File Number)

90-0399122

(Depositor’s I.R.S. Employer Identification No.)

6189

(Primary Standard Industrial Classification Code Number)

190 Jim Moran Blvd.

Deerfield Beach, FL 33442

(Address of principal executive offices of depositor, including Zip Code)

Depositor’s telephone number, including area code: (954) 429-2200

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the depositor under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

This Form 8-K/A is being filed for the purpose of correcting the previously filed version of the Indenture, dated as of September 17, 2014 (the “Indenture”), by and between World Omni Automobile Lease Securitization Trust 2014-A, as issuing entity, and The Bank of New York Mellon, as indenture trustee, filed as Exhibit 4.1 by the registrant on September 17, 2014, because the version of Exhibit 4.1 previously filed contained an inaccuracy in the definition of Overcollateralization Target Amount. Attached hereto as Exhibit 4.1 is the corrected version of the Indenture.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 4.1	Indenture, dated as of September 17, 2014, by and between World Omni Automobile Lease Securitization Trust 2014-A, as issuing entity, and The Bank of New York Mellon, as indenture trustee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD OMNI AUTO LEASING LLC (Depositor)

Dated: October 1, 2014	By:	/s/ Charles Einhorn
	Name:	Charles Einhorn
	Its:	Assistant Treasurer

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INDEX OF EXHIBITS

Exhibit No.	Description

Exhibit 4.1	Indenture, dated as of September 17, 2014, by and between World Omni Automobile Lease Securitization Trust 2014-A, as issuing entity, and The Bank of New York Mellon, as indenture trustee.

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